Exhibit 10.9(d)
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SUPPLEMENTAL AGREEMENT NO. 4

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Relating to

Boeing Model 737-10 Aircraft

Supplemental Agreement No. 4

to

Purchase Agreement No. PA-04696

between

The Boeing Company

and

Delta Air Lines, Inc.

______________________________

This Supplemental Agreement No. 4 (Supplemental Agreement) dated as of December 29, 2025 amends Purchase Agreement No. PA-04696 dated as of July 18, 2022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to the purchase and sale of model 737-10 aircraft (Aircraft).
PURPOSE:
The parties have agreed to revise terms related to 737-10 [***] matters.
IT IS AGREED:
1.    The Table of Contents of the Purchase Agreement is deleted and replaced by the attached Table of Contents, which reflects the amendments made to the Purchase Agreement by this Supplemental Agreement and is identified with a “SA-4” legend to reflect the changes made by this Supplemental Agreement.
2.    Letter Agreements.
2.1    Letter Agreement No. DAL-PA-04696-LA-1705310R2, “Special Matters,” is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-1705310R3 to revise [***].

2.2    Letter Agreement No. DAL-PA-04696-LA-2101205R3, [***] is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-2101205R4 to revise [***].

    BOEING PROPRIETARY

3.    Miscellaneous.
This Supplemental Agreement will become effective upon execution and receipt by both parties.
4.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Supplemental Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
Except as amended as set forth above, the Purchase Agreement remains in full force and effect.

DELTA AIR LINES, INC. By: /s/ Kristen Bojko Name: Kristen Bojko Its: Vice President – Fleet	THE BOEING COMPANY By: /s/ Mira Zimmerman Name: Mira Zimmermann Its: Attorney-In-Fact

    BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES SA Number
Article 1.	Subject Matter of Sale
Article 2.	Delivery Schedule
Article 3.	Price, Taxes, and Payment
Article 4.	Regulatory Requirements and Certificates
Article 5.	Detail Specification; Changes
Article 6.	[***]
Article 7.	Delivery
Article 8.	[***]
Article 9.	[***]
Article 10.	[***]
Article 11.	[***]
Article 12.	Notices
Article 13.	Miscellaneous
Article 14.	Additional Terms

TABLE
1.	737-10 [***]
EXHIBIT
A.	Aircraft Configuration
B.	Customer Support Document
C.	Product Assurance Document
D.	Buyer Furnished Equipment Provisions Document
E.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	Airframe [***] Features [***]
BFE1.	Buyer Furnished Equipment Variables
EE1.	[***], Engine Warranty [***]
APPENDICES
I	[***]
II	Purchase Agreement Assignment
III	Post-Delivery Sale Notice
IV	Post-Delivery Lease Notice
V	Purchaser’s/Lessee’s Agreement
VI	Owner Appointment of Agent – Warranties
VII	Contractor Confidentiality Agreement
VIII	Post-Delivery Sale with Lease to Seller
IX	Sale with Lease
X	Post-Delivery Security
    PA Page 1
BOEING PROPRIETARY

LETTER AGREEMENTS                                 SA Number

LA-1705291	[***]…………………..
LA-1705298	[***]………
LA-1705300	Open Configuration Matters……………………………
LA-1705301R1	Option Aircraft…………………………………………	SA-3
LA-1705304	[***]……………………………………
LA-1705308	[***]…………………………
LA-1705309	[***]…………………………
LA-1705310R3	[***]…………………………………………	SA-4
LA-1705311	[***]………………………………
LA-1705940	[***]………………………………………
LA-1706346	[***]………………………………
LA-1706348	[***]…………………………
LA-1706352	[***]………………………………
LA-2103979	[***]…
LA-2200404	[***]……………………
LA-2105243R1	[***]…………………	SA-3
LA-2200086	[***] Guarantees………………………………
LA-2201689	[***]…………………
LA-20210628	[***]………………
LA-2201204	[***]…………………………
LA-201205R4 LA-2201576	[***]……… [***]……………………………	SA-4

    PA Page 2
BOEING PROPRIETARY